     As filed with the Securities and Exchange Commission on January 3, 2001
                                                          REGISTRATION NO. 333 -
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                   under the
                            SECURITIES ACT OF 1933

                           ORCHID BIOSCIENCES, INC.
            (Exact name of Registrant as specified in its charter)

             Delaware                                    22-3392819
    (State or other jurisdiction                      (I.R.S. Employer
  of incorporation or organization)                 Identification No.)

                             303 College Road East
                              Princeton, NJ 08540
                                (609) 750-2200
                   (Address of Principal Executive Offices)

                           ORCHID BIOSCIENCES, INC.
                           1995 STOCK INCENTIVE PLAN

                           ORCHID BIOSCIENCES, INC.
                          2000 EMPLOYEE, DIRECTOR AND
                             CONSULTANT STOCK PLAN
                           (Full title of the plan)

                             Dale R. Pfost, Ph.D.
                           ORCHID BIOSCIENCES, INC.
                             303 College Road East
                              Princeton, NJ 08540
                                (609) 750-2200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                             CALCULATION OF REGISTRATION FEE
===========================================================================================================================
 Title of securities       Amount to be        Proposed Maximum offering     Proposed Maximum aggregate       Amount of
  to be registered        registered/(1)/         price per share/(2)/           offering price/(2)/       registration fee
---------------------------------------------------------------------------------------------------------------------------
Common Stock, par value     3,581,351                   $6.218                     $22,268,841                $5,567.21
$0.001 per share            1,418,649                   $8.000                     $11,349,192                $2,837.30
                            ---------                                                                        ----------
                            5,000,000                                                                         $8,404.51
===========================================================================================================================

(1) The number of shares of common stock, par value $0.001 per share (the "Common Stock"), stated above consists of the aggregate number of shares which may be sold upon the exercise of options (i) which have been granted and which are currently outstanding and (ii) which may hereafter be granted, under the Orchid BioSciences, Inc. 1995 Stock Incentive Plan and the Orchid BioSciences, Inc. 2000 Employee, Director and Consultant Stock Plan (the "Plans") and which have not been previously registered under the Securities Act of 1933, as amended (the "Securities Act"). The maximum number of shares which may be sold upon the exercise of such options granted under the Plans is subject to adjustment in accordance with certain anti-dilution and other provisions of the Plans. Accordingly, pursuant to Rule 416 under the Securities Act, this Registration Statement covers, in addition to the number of shares stated above, an indeterminate number of shares which may be subject to grant or otherwise issuable after the operation of any such anti-dilution and other provisions.

(2) This calculation is made solely for the purpose of determining the registration fee pursuant to the provisions of Rule 457(h) under the Securities Act as follows: (i) in the case of shares of Common Stock which may be purchased upon exercise of outstanding options, the fee is calculated on the basis of the price at which options may be exercised; and (ii) in the case of shares of Common Stock for which options have not yet been granted and the option price of which is therefore unknown, the fee is calculated on the basis of the average of the high and low sale prices per share of Common Stock on the Nasdaq National Market as of a date (December 22, 2000) within 5 business days prior to filing this Registration Statement.

________________________________________________________________________________

                               EXPLANATORY NOTE
                               ----------------

     In accordance with the instructional Note to Part I of Form S-8 as promulgated by the Securities and Exchange Commission, the information specified by Part I of Form S-8 has been omitted from this Registration Statement on Form S-8 for offers of shares of Common Stock pursuant to the Plans.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Certain Documents by Reference.
--------------------------------------------------------

     The following documents filed by the Registrant with the Commission are incorporated herein by reference:

     (a) Our prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, containing our audited financial statements for the fiscal year ended December 31, 1999, filed on May 4, 2000;

     (b) Our report on Form 10-Q/A for the quarterly period ended March 31, 2000, filed on August 10, 2000, our report on Form 10-Q for the quarterly period ended June 30, 2000, filed on August 15, 2000, and our report on Form 10-Q for the quarterly period ended September 30, 2000 filed on November 14, 2000; and

     (c) The description of the Common Stock contained in the our Registration Statement on Form 8-A filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

     All reports and other documents filed by the Registrant after the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents.

Item 4.  Description of Securities.
----------------------------------

     Not applicable.

Item 5.  Interests of Named Experts and Counsel.
-----------------------------------------------

     This Registration Statement was prepared for us by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Boston, Massachusetts. Attorneys at Mintz Levin own an aggregate of 604 shares of Common Stock.

     Item 6.  Indemnification of Directors and Officers.
     --------------------------------------------------

     Incorporated herein by reference from Registration Statement on Form S-1, No. 333-30774.

Item 7.  Exemption from Registration Claimed.
--------------------------------------------

     Not applicable.

Item 8.  Exhibits.
-----------------

 Exhibit
 -------
  Number                       Description of Exhibits
  ------        -------------------------------------------------------

4.1 --Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, as amended, No, 333-30774, effective May 4, 2000).

4.2 --Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1, as amended, No, 333-30774, effective May 4, 2000).

4.3 --Specimen Certificate for Shares of Common Stock (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended, No, 333-30773, effective May 4, 2000).

5.1 --Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the common stock being registered.

23.1      --Consent of KPMG LLP (filed herewith).

23.2      --Consent of KPMG LLP (filed herewith).

23.3      --Consent of Deloitte & Touche LLP (filed herewith).

23.4 --Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in opinion of counsel filed as Exhibit 5.1).

24.1      --Powers of Attorney (included in Signature Page).

99.1      --Orchid BioSciences, Inc. 1995 Stock Incentive Plan (Filed as Exhibit
          10.1 to the Registration Statement on Form S-1, as amended, No. 333-30774, and incorporated herein by reference).

99.2 --Orchid BioSciences, Inc. 2000 Employee, Director and Consultant Stock Plan (Filed as Exhibit 10.2 to the Registration Statement on Form S-1, as amended, No. 333-30774, and incorporated herein by reference).


Item 9.  Undertakings.
---------------------

(a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, New Jersey, on December 31, 2000.

                                  ORCHID BIOSCIENCES, INC.

                                  /s/ Dale R. Pfost
                                  -------------------------------------
                                             Dale R. Pfost,
                                  President and Chief Executive Officer


                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Dale R. Pfost and Donald R. Marvin, and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 (and any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) of Orchid BioSciences, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorney-in-fact and agent or his substitute and substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 31, 2000.

Signatures                                      Title                                                       Date
----------                                      ------                                                      -----
/s/ Dale R. Pfost, Ph.D.                        President, Chief Executive Officer and Director             December 31, 2000
------------------------                        (principal executive officer)
Dale R. Pfost, Ph.D.

/s/ Donald R. Marvin                            Senior Vice President, Chief Operating Officer and Chief    December 31, 2000
--------------------                            Financial Officer (principal financial and accounting
Donald R. Marvin                                officer)


/s/ Sidney M. Hecht, Ph.D.                      Director                                                    December 31, 2000
--------------------------
Sidney M. Hecht, Ph.D.

/s/ Samuel D. Islay                             Director                                                    December 31, 2000
-------------------
Samuel D. Islay

/s/ Jeremy M. Levin, D. Phil., MB. BChair       Director                                                    December 31, 2000
-----------------------------------------
Jeremy M. Levin, D. Phil., MB. BChair

/s/ Anne M. VanLent                             Director                                                    December 31, 2000
-------------------
Anne M. VanLent

/s/ Robert M. Tien, M.D., M.P.H                 Director                                                    December 31, 2000
-------------------------------
Robert M. Tien, M.D., M.P.H.

/s/ Ernest Mario, Ph.D.                         Director                                                    December 31, 2000
-----------------------
Ernest Mario, Ph.D.

/s/ George Poste, DVM, Ph.D.                    Director                                                    December 31, 2000
----------------------------
George Poste, DVM, Ph.D.

                           ORCHID BIOSCIENCES, INC.
                         INDEX TO EXHIBITS FILED WITH
                        FORM S-8 REGISTRATION STATEMENT

 Exhibit
 -------
 Number                              Description of Exhibits                                                  Page
 -----            --------------------------------------------------------------------                        ----
4.1         --Restated Certificate of Incorporation of the Company (incorporated by reference to
            Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, as amended, No, 333-
            30774, effective May 4, 2000)

4.2         --Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the Registrant's
            Registration Statement on Form S-1, as amended, No, 333-30774, effective May 4, 2000)

4.3         --Specimen Certificate for Shares of Common Stock (incorporated by reference to Exhibit
            4.1 to the Registrant's Registration Statement on Form S-1, as amended, No, 333-30773, effective May 4, 2000)

5.1         --Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the common stock being registered

23.1        --Consent of KPMG LLP (filed herewith)

23.2        --Consent of KPMG LLP (filed herewith)

23.3        --Consent of Deloitte & Touche LLP (filed herewith)

23.4        --Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in opinion of counsel filed as Exhibit 5.1)

24.1        --Powers of Attorney (included in Signature Page)

99.1        --Orchid BioSciences, Inc. 1995 Stock Incentive Plan (Filed as
            Exhibit 10.1 to the Registration Statement on Form S-1, as amended,
            No. 333-30774, and incorporated herein by reference)

99.2        --Orchid BioSciences, Inc. 2000 Employee, Director and Consultant Stock Plan (Filed as
            Exhibit 10.2 to the Registration Statement on Form S-1, as amended, No. 333-30774, and incorporated herein by reference)